UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2023
___________
VIPER ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE	001-36505	46-5001985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Viper Energy Partners LP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2023 (the “Closing 8-K”), on November 1, 2023 (the "Closing Date"), Viper Energy Partners LP (“Viper”) and its operating subsidiary, Viper Energy Partners LLC (“Viper OpCo” and, together with Viper, the “Buyer Parties”) completed the acquisition (the “Acquisition”) of certain mineral interests, overriding royalty interests, royalty interests and non-participating royalty interests in oil, gas, and other hydrocarbons (the “Assets”) from Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP (collectively, “Sellers,” and affiliates of Warwick Capital Partners and GRP Energy Capital) under the previously reported Purchase and Sale Agreement, dated as of September 4, 2023, by and among the Buyer Parties and the Sellers (the “Purchase and Sale Agreement”). The total consideration for the Acquisition consisted of 9,018,760 common units representing limited partnership interests in Viper (the “Common Units”) (the “Common Unit Consideration”) and $750 million in cash (the “Cash Consideration”). The Cash Consideration for the Acquisition was funded through a combination of (i) cash on hand, (ii) proceeds from Viper’s offering of $400 million in aggregate principal amount of 7.375% Senior Notes due 2031, (iii) $200 million in net proceeds from the issuance of 7,215,007 Common Units to Viper’s parent, Diamondback Energy, Inc. (“Diamondback”), under that certain Common Unit Purchase and Sale Agreement (the “Common Unit Purchase Agreement”) described in Item 1.01 of Viper’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2023 (the “Initial 8-K”) at the same implied valuation per Common Unit as the Common Unit Consideration, and (iv) borrowings under Viper OpCo’s revolving credit facility. The Acquisition has an effective date of October 1, 2023.

This Amendment to Current Report on Form 8-K is being filed to amend and supplement the Initial 8-K, the sole purpose of which is to provide the financial statements and pro forma financial information required by Item 9.01, which were excluded from the Initial 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Initial remain the same.

Further, as previously disclosed in its Current Report on Form 8-K filed with the SEC on November 2, 2023, Viper filed a Certificate of Conversion with the Secretary of the State of Delaware to convert its legal status from a Delaware limited partnership into a Delaware corporation (the “Conversion”). The Conversion became effective at 12:01 a.m. (Eastern Time) on November 13, 2023 at which time Viper Energy Partners LP converted its legal status from a Delaware limited partnership into a Delaware corporation and changed its name to Viper Energy, Inc.

References in this 8-K/A and the exhibits to this 8-K/A to the “Partnership” refer to Viper Energy Partners LP, the predecessor of Viper Energy, Inc., prior to the Conversion. Additionally, references to “Viper Energy,” “Viper,” “the Company,” “we,” “our,” “us” or like terms refer to (A) following the conversion, Viper Energy, Inc. individually and collectively with Viper OpCo, as the context requires, and (B) before the conversion, the Partnership individually and collectively with Viper OpCo, as the context requires.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business or Funds Acquired.

The combined financial statements of the Sellers, which comprise the combined balance sheets, the related combined statements of operations, combined statement of partners' capital, and combined statements of cash flows, the related notes to the combined financial statements, and the unaudited supplemental information on oil and natural gas operations for the years ended December 31, 2022 and 2021, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

The unaudited interim combined financial statements of the Sellers, which comprise the combined balance sheets, the related combined statements of operations, combined statement of partners' capital, and combined statements of cash flows, and the related notes to the combined financial statements for the nine months ended September 30, 2023 and 2022, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Viper, which comprises the balance sheet as of September 30, 2023, the statements of operations for the nine months ended September 30, 2023 and year ended December 31, 2022, and the related notes thereto, is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d) Exhibits

Number	Description
23.1*	Consent of Grant Thornton LLP.
23.2*	Consent of DeGolyer and MacNaughton.
23.3*	Consent of Ryder Scott Company, LP.
99.1*
Audited combined statements of revenues and direct operating expenses of the mineral and royalty interests owned by Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings LP for the years ended December 31, 2022 and 2021.

99.2*
Unaudited combined statements of revenues and direct operating expenses of the mineral and royalty interests owned by Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings LP for the nine months ended September 30, 2023 and 2022.

99.3*	Unaudited pro forma condensed combined financial information of Viper Energy, Inc. as of September 31, 2023 and for the nine months ended September 31, 2023 and year ended December 31, 2022.
99.4*	Report on estimates of reserves with respect to mineral and royalty interests prepared by DeGolyer and MacNaughton Corp, an independent petroleum engineering firm, as of December 30, 2022.
99.5*	Report on estimates of reserves with respect to mineral and royalty interests prepared by DeGolyer and MacNaughton Corp, an independent petroleum engineering firm, as of December 30, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	November 13, 2023

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary